EXHIBIT (a)(2)


                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                             ARTICLES SUPPLEMENTARY

         First American Investment Funds, Inc., a corporation organized under the laws of the State of Maryland (the "Corporation"), does hereby file for record with the State Department of Assessments and Taxation of Maryland the following Articles Supplementary to its Articles of Incorporation:

         FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). As hereinafter set forth, the Corporation has classified its authorized capital stock in accordance with the Maryland General Corporation Law.

         SECOND: Immediately before the increase in total authorized shares hereinafter set forth, the decreases in authorizations of specified classes and series hereinafter set forth, and the classifications hereinafter set forth, the Corporation had authority to issue three hundred billion (300,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of thirty million dollars ($30,000,000), classified as follows:

                  (1) Class A Common Shares (formerly referred to as "government bond fund shares"): Two billion (2,000,000,000) Shares.

                  (2) Class A, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class A, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class A, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (5) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (6) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (8) Class B, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (10) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (11) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class C, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (14) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (16) Class D, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (17) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

                  (18) Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (20) Class E, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (21) Class F Common Shares (formerly referred to as "asset allocation fund shares"): Two billion (2,000,000,000) Shares.

                  (22) Class F, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (23) Class F, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (24) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

                  (25) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (26) Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (27) Class G, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (28) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (29) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (30) Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (31) Class H, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (32) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

                  (33) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (34) Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (35) Class I, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (36) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

                  (37) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (38) Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (39) Class J, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (40) Class K Common Shares (formerly referred to as "mortgage securities fund shares"): Two billion (2,000,000,000) Shares.

                  (41) Class K, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (42) Class K, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (43) Class L Common Shares (formerly referred to as "regional equity fund shares"): Two billion (2,000,000,000) Shares.

                  (44) Class L, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (45) Class L, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (46) Class L, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (47) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (48) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (49) Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (50) Class M, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (51) Class N Common Shares: Two billion (2,000,000,000)
         Shares.

                  (52) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (53) Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (54) Class N, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (55) Class O Common Shares: Two billion (2,000,000,000)
         Shares.

                  (56) Class O, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (57) Class O , Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (58) Class O, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (59) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (60) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (61) Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (62) Class P, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (63) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (64) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (65) Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (66) Class Q, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (67) Class R Common Shares: Two billion (2,000,000,000)
         Shares.

                  (68) Class R, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (69) Class R, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (70) Class S Common Shares: Two billion (2,000,000,000)
         Shares.

                  (71) Class S, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (72) Class S, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (73) Class S, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (74) Class T Common Shares: Two billion (2,000,000,000)
         Shares.

                  (75) Class T, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (76) Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (77) Class T, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (78) Class U Common Shares: Two billion (2,000,000,000)
         Shares.

                  (79) Class U, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (80) Class U, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (81) Class V Common Shares: Two billion (2,000,000,000)
         Shares.

                  (82) Class V, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (83) Class V, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (84) Class V, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (85) Class W Common Shares: Two billion (2,000,000,000)
         Shares.

                  (86) Class W, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (87) Class W, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (88) Class W, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (89) Class X Common Shares: Two billion (2,000,000,000)
         Shares.

                  (90) Class X, Series 1 Common Shares: Two billion (2,000,000,000) Shares.

                  (91) Class X, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (92) Class Y Common Shares: Two billion (2,000,000,000)
         Shares.

                  (93) Class Y, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (94) Class Y, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (95) Class Z Common Shares: Two billion (2,000,000,000)
         Shares.

                  (96) Class Z, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (97) Class Z, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (98) Class Z, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (99) Class AA Common Shares: Two billion (2,000,000,000)
         Shares.

                  (100) Class AA, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (101) Class AA, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (102) Class AA, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (103) Class BB Common Shares: Two billion (2,000,000,000) Shares.

                  (104) Class BB, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (105) Class BB, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (106) Class BB, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (107) Class CC Common Shares: Two billion (2,000,000,000) Shares.

                  (108) Class CC, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (109) Class CC, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (110) Class CC, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (111) Class DD Common Shares: Two billion (2,000,000,000) Shares.

                  (112) Class DD, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (113) Class DD, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (114) Class DD, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (115) Class EE Common Shares: Two billion (2,000,000,000) Shares.

                  (116) Class EE, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (117) Class EE, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (118) Class EE, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (119) Class FF Common Shares: Two billion (2,000,000,000) Shares.

                  (120) Class FF, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (121) Class FF, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (122) Class FF, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (123) Class GG Common Shares: Two billion (2,000,000,000) Shares.

                  (124) Class GG, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (125) Class GG, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (126) Class GG, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (127) Class HH Common Shares: Two billion (2,000,000,000) Shares.

                  (128) Class HH, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (129) Class HH, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (130) Class HH, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (131) Class I I Common Shares: Two billion (2,000,000,000) Shares.

                  (132) Class I I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (133) Class I I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (134) Class JJ Common Shares: Two billion (2,000,000,000) Shares.

                  (135) Class JJ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (136) Class JJ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (137) Class KK Common Shares: Two billion (2,000,000,000) Shares.

                  (138) Class KK, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (139) Class KK, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (140) Class LL Common Shares: Two billion (2,000,000,000) Shares.

                  (141) Class LL, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (142) Class LL, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (143) Class LL, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (144) Class MM Common Shares: Two billion (2,000,000,000) Shares.

                  (145) Class MM, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (146) Class MM, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (147) Class NN Common Shares: Two billion (2,000,000,000) Shares.

                  (148) Class NN, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (149) Class NN, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (150) Class NN, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (151) Unclassified Shares: No Shares.

         THIRD: Pursuant to the authority contained in Section 2-208.1 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolution adopted at a meeting held on June 1, 2001, authorized a decrease to zero in the number of shares of the following classes and series of stock which the Corporation is authorized to issue, no shares of any such class or series of stock being outstanding:

                  (1)  Class A Common Shares.

                  (2)  Class A, Series 2 Common Shares.

                  (3)  Class A, Series 3 Common Shares.

                  (4)  Class A, Series 4 Common Shares.

                  (5)  Class F Common Shares.

                  (6)  Class F, Series 2 Common Shares.

                  (7)  Class F, Series 3 Common Shares.

                  (8)  Class K Common Shares.

                  (9)  Class K, Series 2 Common Shares.

                  (10) Class K, Series 3 Common Shares.

                  (11) Class L Common Shares.

                  (12) Class L, Series 2 Common Shares.

                  (13) Class L, Series 3 Common Shares.

                  (14) Class L, Series 4 Common Shares.

                  (15) Class R Common Shares.

                  (16) Class R, Series 2 Common Shares.

                  (17) Class R, Series 3 Common Shares.

                  (18) Class U Common Shares.

                  (19) Class U, Series 2 Common Shares.

                  (20) Class U, Series 3 Common Shares.

                  (21) Class Z Common Shares.

                  (22) Class Z, Series 2 Common Shares.

                  (23) Class Z, Series 3 Common Shares.

                  (24) Class Z, Series 4 Common Shares.

                  (25) Class BB Common Shares.

                  (26) Class BB, Series 2 Common Shares.

                  (27) Class BB, Series 3 Common Shares.

                  (28) Class BB, Series 4 Common Shares.

                  (29) Class CC Common Shares.

                  (30) Class CC, Series 2 Common Shares.

                  (31) Class CC, Series 3 Common Shares.

                  (32) Class CC, Series 4 Common Shares.

         FOURTH: Pursuant to the authority contained in Sections 2-105(c) and 2-208.1 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolution adopted at a meeting held on June 1, 2001, authorized an increase in the total authorized shares of the Corporation from three hundred billion (300,000,000,000) shares of common stock, of the par value of $.0001 per share, and of the aggregate par value of thirty million dollars ($30,000,000), to four hundred twenty billion (420,000,000,000) shares of common stock, of the par value of $.0001 per share, and of the aggregate par value of forty-two million dollars ($42,000,000).

         FIFTH: Pursuant to the authority contained in Article IV of the Articles of Incorporation of the Corporation and Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolution adopted June 1, 2001, classified the following additional Shares out of the authorized, unissued and unclassified Shares of the Corporation:

                  (1) Class B, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (2) Class D, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class E, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class G, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (5) Class H, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class I, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (7) Class J, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (8) Class O, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class P, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (10) Class Q, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (11) Class S, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class T, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class V, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (14) Class W, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class AA, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (16) Class FF, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (17) Class GG, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (18) Class HH, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class LL, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (20) Class NN, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (21) Class OO Common Shares: Two billion (2,000,000,000)
         Shares.

                  (22) Class OO, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (23) Class OO, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (24) Class OO, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (25) Class OO, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (26) Class PP Common Shares: Two billion (2,000,000,000)
         Shares.

                  (27) Class PP, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (28) Class PP, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (29) Class PP, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (30) Class PP, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (31) Class QQ Common Shares: Two billion (2,000,000,000)
         Shares.

                  (32) Class QQ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (33) Class QQ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (34) Class QQ, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (35) Class QQ, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (36) Class RR Common Shares: Two billion (2,000,000,000)
         Shares.

                  (37) Class RR, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (38) Class RR, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (39) Class RR, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (40) Class RR, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (41) Class SS Common Shares: Two billion (2,000,000,000)
         Shares.

                  (42) Class SS, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (43) Class SS, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (44) Class SS, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (45) Class SS, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (46) Class TT Common Shares: Two billion (2,000,000,000)
         Shares.

                  (47) Class TT, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (48) Class TT, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (49) Class TT, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (50) Class TT, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (51) Class UU Common Shares: Two billion (2,000,000,000)
         Shares.

                  (52) Class UU, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (53) Class UU, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (54) Class UU, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (55) Class UU, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (56) Class VV Common Shares: Two billion (2,000,000,000)
         Shares.

                  (57) Class VV, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (58) Class VV, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (59) Class VV, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (60) Class VV, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (61) Class WW Common Shares: Two billion (2,000,000,000)
         Shares.

                  (62) Class WW, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (63) Class WW, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (64) Class WW, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (65) Class WW, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (66) Class XX Common Shares: Two billion (2,000,000,000)
         Shares.

                  (67) Class XX, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (68) Class XX, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (69) Class XX, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (70) Class XX, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (71) Class YY Common Shares: Two billion (2,000,000,000)
         Shares.

                  (72) Class YY, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (73) Class YY, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (74) Class YY, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (75) Class YY, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (76) Class ZZ Common Shares: Two billion (2,000,000,000)
         Shares.

                  (77) Class ZZ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (78) Class ZZ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (79) Class ZZ, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (80) Class ZZ, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (81) Class AAA Common Shares: Two billion (2,000,000,000) Shares.

                  (82) Class AAA, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (83) Class AAA, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

         SIXTH: The Shares classified pursuant to FIFTH above shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, set forth in the Corporation's Articles of Incorporation. Any Class or Series of Shares classified pursuant to FIFTH above may be subject to such charges and expenses (including by way of example, but not by way of limitation, such front-end and deferred sales charges as may be permitted under the 1940 Act and rules of the National Association of Securities Dealers, Inc. ("NASD"), expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) adopted from time to time by the Board of Directors of the Corporation in accordance, to the extent applicable, with the 1940 Act, and all of the charges and expenses to which such a Class or Series is subject shall be borne by such Class or Series and shall be appropriately reflected (in the manner determined by the Board of Directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on and redemptions or liquidations of, the Shares of such Class or Series.

         SEVENTH: Immediately after the classifications hereinbefore set forth and upon filing for record of these Articles Supplementary, the Corporation has authority to issue four hundred twenty billion (420,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of forth-two million dollars ($42,000,000), classified as follows:

                  (1) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (2) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class B, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (5) Class B, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (7) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (8) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class C, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (10) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (11) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class D, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (14) Class D, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

                  (16) Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (17) Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (18) Class E, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class E, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (20) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

                  (21) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (22) Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (23) Class G, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (24) Class G, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (25) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (26) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (27) Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (28) Class H, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (29) Class H, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (30) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

                  (31) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (32) Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (33) Class I, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (34) Class I, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (35) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

                  (36) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (37) Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (38) Class J, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (39) Class J, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (40) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (41) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (42) Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (43) Class M, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (44) Class N Common Shares: Two billion (2,000,000,000)
         Shares.

                  (45) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (46) Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (47) Class N, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (48) Class O Common Shares: Two billion (2,000,000,000)
         Shares.

                  (49) Class O, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (50) Class O , Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (51) Class O, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (52) Class O, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (53) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (54) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (55) Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (56) Class P, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (57) Class P, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (58) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (59) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (60) Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (61) Class Q, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (62) Class Q, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (63) Class S Common Shares: Two billion (2,000,000,000)
         Shares.

                  (64) Class S, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (65) Class S, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (66) Class S, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (67) Class S, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (68) Class T Common Shares: Two billion (2,000,000,000)
         Shares.

                  (69) Class T, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (70) Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (71) Class T, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (72) Class T, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (73) Class V Common Shares: Two billion (2,000,000,000)
         Shares.

                  (74) Class V, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (75) Class V, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (76) Class V, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (77) Class V, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (78) Class W Common Shares: Two billion (2,000,000,000)
         Shares.

                  (79) Class W, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (80) Class W, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (81) Class W, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (82) Class W, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (83) Class X Common Shares: Two billion (2,000,000,000)
         Shares.

                  (84) Class X, Series 1 Common Shares: Two billion (2,000,000,000) Shares.

                  (85) Class X, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (86) Class Y Common Shares: Two billion (2,000,000,000)
         Shares.

                  (87) Class Y, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (88) Class Y, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (89) Class AA Common Shares: Two billion (2,000,000,000)
         Shares.

                  (90) Class AA, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (91) Class AA, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (92) Class AA, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (93) Class AA, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (94) Class DD Common Shares: Two billion (2,000,000,000)
         Shares.

                  (95) Class DD, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (96) Class DD, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (97) Class DD, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (98) Class EE Common Shares: Two billion (2,000,000,000)
         Shares.

                  (99) Class EE, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (100) Class EE, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (101) Class EE, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (102) Class FF Common Shares: Two billion (2,000,000,000) Shares.

                  (103) Class FF, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (104) Class FF, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (105) Class FF, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (106) Class FF, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (107) Class GG Common Shares: Two billion (2,000,000,000) Shares.

                  (108) Class GG, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (109) Class GG, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (110) Class GG, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (111) Class GG, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (112) Class HH Common Shares: Two billion (2,000,000,000) Shares.

                  (113) Class HH, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (114) Class HH, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (115) Class HH, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (116) Class HH, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (117) Class I I Common Shares: Two billion (2,000,000,000) Shares.

                  (118) Class I I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (119) Class I I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (120) Class JJ Common Shares: Two billion (2,000,000,000) Shares.

                  (121) Class JJ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (122) Class JJ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (123) Class KK Common Shares: Two billion (2,000,000,000) Shares.

                  (124) Class KK, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (125) Class KK, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (126) Class LL Common Shares: Two billion (2,000,000,000) Shares.

                  (127) Class LL, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (128) Class LL, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (129) Class LL, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (130) Class LL, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (131) Class MM Common Shares: Two billion (2,000,000,000) Shares.

                  (132) Class MM, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (133) Class MM, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (134) Class NN Common Shares: Two billion (2,000,000,000) Shares.

                  (135) Class NN, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (136) Class NN, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (137) Class NN, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (138) Class NN, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (139) Class OO Common Shares: Two billion (2,000,000,000) Shares.

                  (140) Class OO, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (141) Class OO, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (142) Class OO, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (143) Class OO, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (144) Class PP Common Shares: Two billion (2,000,000,000) Shares.

                  (145) Class PP, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (146) Class PP, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (147) Class PP, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (148) Class PP, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (149) Class QQ Common Shares: Two billion (2,000,000,000) Shares.

                  (150) Class QQ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (151) Class QQ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (152) Class QQ, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (153) Class QQ, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (154) Class RR Common Shares: Two billion (2,000,000,000) Shares.

                  (155) Class RR, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (156) Class RR, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (157) Class RR, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (158) Class RR, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (159) Class SS Common Shares: Two billion (2,000,000,000) Shares.

                  (160) Class SS, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (161) Class SS, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (162) Class SS, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (163) Class SS, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (164) Class TT Common Shares: Two billion (2,000,000,000) Shares.

                  (165) Class TT, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (166) Class TT, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (167) Class TT, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (168) Class TT, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (169) Class UU Common Shares: Two billion (2,000,000,000) Shares.

                  (170) Class UU, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (171) Class UU, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (172) Class UU, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (173) Class UU, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (174) Class VV Common Shares: Two billion (2,000,000,000) Shares.

                  (175) Class VV, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (176) Class VV, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (177) Class VV, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (178) Class VV, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (179) Class WW Common Shares: Two billion (2,000,000,000) Shares.

                  (180) Class WW, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (181) Class WW, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (182) Class WW, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (183) Class WW, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (184) Class XX Common Shares: Two billion (2,000,000,000) Shares.

                  (185) Class XX, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (186) Class XX, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (187) Class XX, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (188) Class XX, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (189) Class YY Common Shares: Two billion (2,000,000,000) Shares.

                  (190) Class YY, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (191) Class YY, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (192) Class YY, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (193) Class YY, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (194) Class ZZ Common Shares: Two billion (2,000,000,000) Shares.

                  (195) Class ZZ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (196) Class ZZ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (197) Class ZZ, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (198) Class ZZ, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (199) Class AAA Common Shares: Two billion (2,000,000,000) Shares.

                  (200) Class AAA, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (201) Class AAA, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (202) Unclassified Shares: Eighteen billion (18,000,000,000) Shares.

         EIGHTH: The aforesaid action by the Board of Directors of the Corporation was taken pursuant to authority and power contained in the Articles of Incorporation of the Corporation.

         The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

         IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and witnessed by its Secretary on June 1, 2001.

                                                FIRST AMERICAN INVESTMENT FUNDS,
                                                                            INC.


                                                                              By


                                            ------------------------------------
                                               Jeffery M. Wilson, Vice President

                                                                        WITNESS:


                                            ------------------------------------
                                                       James L. Chosy, Secretary